JPMORGAN Mid Cap Value Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/10/04	Nalco Holding Company

Shares            Price         Amount
591,300		 $15.00		$8,869,500


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.83	    N/A		1.33%		1.69%


Broker
Goldman Sachs & Co., Inc.

Underwriters of Nalco Holding Company


Underwriters 				  Shares

Goldman, Sachs & Co.       		10,666,667
Citigroup Global Markets Inc.       	10,666,667
J.P. Morgan Securities Inc.       	 5,333,334
UBS Securities LLC      	         5,333,334
Banc of America Securities LLC       	 2,133,334
Bear, Stearns & Co. Inc.       		 1,920,000
Credit Suisse First Boston LLC       	 1,920,000
Deutsche Bank Securities Inc.       	 1,920,000
Lehman Brothers Inc.       		 1,920,000
William Blair & Company, L.L.C.       	   853,333
Robert W. Baird & Co. Incorporated         355,555
Blaylock & Partners, L.P.       	   355,555
CMG Institutional Trading LLC       	   355,555
Edward D. Jones & Co., L.P.       	   355,555
UTENDAHL CAPITAL PARTNERS, L.P.       	   355,555


Total       				44,444,444



JPMORGAN Mid Cap Value Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
11/10/04	Nalco Holding Company

Shares            Price         Amount
1,000		 $15.00		$15,000


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.83	    N/A		0.00%		1.69%


Broker
Blaylock & Partners LTD.

Underwriters of Nalco Holding Company


Underwriters 				 Shares

Goldman, Sachs & Co.       		10,666,667
Citigroup Global Markets Inc.       	10,666,667
J.P. Morgan Securities Inc.       	 5,333,334
UBS Securities LLC      	         5,333,334
Banc of America Securities LLC       	 2,133,334
Bear, Stearns & Co. Inc.       		 1,920,000
Credit Suisse First Boston LLC       	 1,920,000
Deutsche Bank Securities Inc.       	 1,920,000
Lehman Brothers Inc.       		 1,920,000
William Blair & Company, L.L.C.       	   853,333
Robert W. Baird & Co. Incorporated         355,555
Blaylock & Partners, L.P.       	   355,555
CMG Institutional Trading LLC       	   355,555
Edward D. Jones & Co., L.P.       	   355,555
UTENDAHL CAPITAL PARTNERS, L.P.       	   355,555


Total       				44,444,444



JPMORGAN Mid Cap Value Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
11/10/04	Nalco Holding Company

Shares            Price         Amount
1,900		 $15.00		$28,500


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$0.83	    N/A		0.00%		1.69%


Broker
Utendahl Capital Partners

Underwriters of Nalco Holding Company


Underwriters 				 Shares

Goldman, Sachs & Co.       		10,666,667
Citigroup Global Markets Inc.       	10,666,667
J.P. Morgan Securities Inc.       	 5,333,334
UBS Securities LLC      	         5,333,334
Banc of America Securities LLC       	 2,133,334
Bear, Stearns & Co. Inc.       		 1,920,000
Credit Suisse First Boston LLC       	 1,920,000
Deutsche Bank Securities Inc.       	 1,920,000
Lehman Brothers Inc.       		 1,920,000
William Blair & Company, L.L.C.       	   853,333
Robert W. Baird & Co. Incorporated         355,555
Blaylock & Partners, L.P.       	   355,555
CMG Institutional Trading LLC       	   355,555
Edward D. Jones & Co., L.P.       	   355,555
UTENDAHL CAPITAL PARTNERS, L.P.        	   355,555


Total       				44,444,444



JPMORGAN Mid Cap Value Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
12/14/04	Las Vegas Sands Corp.

Shares            Price         Amount
300		 $29.00		$8,700


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.81	    N/A		0.00%		  0.38%


Broker
Utendahl Capital Partners

Underwriters of Las Vegas Sands Corp.


Underwriters 					 Shares

Goldman, Sachs & Co.           		       9,047,619
Citigroup Global Markets Inc.                  2,940,477
J.P. Morgan Securities Inc.     	       2,940,477
Lehman Brothers Inc.     		       2,940,477
Merrill Lynch, Pierce, Fenner & Smith Inc.     2,261,906
UBS Securities LLC                             1,583,334
Jefferies & Company, Inc.                        904,762
ABN AMRO Rothschild LLC                          198,412
CIBC World Markets Corp.                         198,412
Commerzbank Capital Markets Corp.                198,412
Ramirez & Co., Inc.                              198,412
Scotia Capital (USA) Inc.                        198,412
Utendahl Capital Partners, L.P.                  198,412



Total     				      23,809,524



JPMORGAN Mid Cap Value Fund
Section 10f-3 Transactions

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.


Trade
Date     	Issue
12/14/04	Las Vegas Sands Corp.

Shares            Price         Amount
53,900		 $29.00		$1,563,100


                                       % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue      JPMorgan Funds
$1.81	    N/A		 0.23%		  0.38%


Broker
Utendahl Capital Partners

Underwriters of Las Vegas Sands Corp.


Underwriters 					 Shares

Goldman, Sachs & Co.           		       9,047,619
Citigroup Global Markets Inc.                  2,940,477
J.P. Morgan Securities Inc.     	       2,940,477
Lehman Brothers Inc.     		       2,940,477
Merrill Lynch, Pierce, Fenner & Smith Inc.     2,261,906
UBS Securities LLC                             1,583,334
Jefferies & Company, Inc.                        904,762
ABN AMRO Rothschild LLC                          198,412
CIBC World Markets Corp.                         198,412
Commerzbank Capital Markets Corp.                198,412
Ramirez & Co., Inc.                              198,412
Scotia Capital (USA) Inc.                        198,412
Utendahl Capital Partners, L.P.                  198,412


 Total     				      23,809,524